                                                                    EXHIBIT 10.2

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (the "Agreement") dated as of March 30, 1999  is
                                 ---------
among SM&A CORPORATION, a California corporation ("SM&A"), SYSTEMS INTEGRATION
                                                   ----
SOFTWARE, INC., a Delaware corporation ("SIS"), GARY L. AND MARYANNE MARKLE,
                                         ---
JOHN A. AND REBECCA H. GLORIOD, CHARLES F. AND CAROLYN F. BAIRD, MICHAEL G. AND LYNETTE K. HILL, EDWARD L. AND DEBBIE K. KNOLL, KAREN RENEE OLSEN and DAVID E. OLSEN (collectively, the "Shareholders"), GARY L. MARKLE, as the representative
                          ------------
of the Shareholders (the "Shareholder Representative"), and FIRST AMERICAN TRUST COMPANY, as escrow agent (the "Escrow Agent").
                               ------------

                             PRELIMINARY STATEMENT
                             ---------------------

     Pursuant to an Agreement and Plan of Reorganization and Merger dated as of March 30, 1999 (the "Merger Agreement"), by and among SM&A, SIS, SIS
                     ----------------
Acquisition, Inc., a wholly owned subsidiary of SM&A, and the Shareholders, SM&A will acquire all of the outstanding shares of capital stock of SIS and will acquire SIS through the merger of SIS with and into SIS Acquisition, Inc. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

     The Shareholders have agreed to indemnify SM&A as provided in Article 10 of
                                                                   ----------
the Merger Agreement through the deposit of an aggregate amount of cash equal to $417,123.71 (the "Escrow Funds") pursuant to Section 2.7 of the Merger
                  ------------               -----------
Agreement. A list of the Shareholders and their pro rata interest in the Escrow Funds is attached hereto as Schedule 3.1.
                            ------------

     The parties hereto agree as follows:

Establishment of Escrow.
-----------------------

     SM&A has delivered to the Escrow Agent and the Escrow Agent acknowledges receipt of the Escrow Funds by wire transfer of immediately available funds. The Escrow Funds shall be held in escrow in the name of the Escrow Agent or its nominee, subject to the terms and conditions set forth herein.

     The Escrow Agent shall invest the Escrow Funds held by it pursuant to this Agreement in a PNC Temporary Fund Dollar account.

Amounts Earned on Escrow Funds; Tax Matters.
-------------------------------------------

     All interest earned on the Escrow Funds shall be distributed pro rata to the Shareholders on a quarterly basis. The parties agree that to the extent required by applicable law, including Section 468B(g) of the Internal Revenue Code of 1986, as amended (the "Code"), the Shareholders will include all
                               ----
interest earned on the Escrow Funds in their gross income for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax
                                 ----------
resulting therefrom.

Claims Against Escrow Funds.
---------------------------

     At any time or times prior to the Expiration Date (as defined in Section 5)
                                                                      ---------
SM&A may make claims against the Escrow Funds for amounts due for indemnification under Article 10 of the Merger Agreement. SM&A shall notify the Shareholder Representative and the Escrow Agent in writing of each such claim ("Notice of Claim"), including a brief description of the amount and nature of
  ---------------
such claim. If the amount subject to the claim is unliquidated, SM&A shall make a good faith estimate as to the amount of the claim for purposes of determining the amount to be withheld from the Escrow Funds by the Escrow Agent if such claim is not resolved or otherwise adjudicated by the Expiration Date. Such good faith estimate shall be included in the Notice of Claim. If the Shareholder Representative shall dispute a claim or SM&A's estimate as to the amount of the claim, the Shareholder Representative shall give written notice thereof to SM&A and to the Escrow Agent within 30 days after the date SM&A's Notice of Claim was received by the Shareholder Representative, in which case the Escrow Agent shall continue to hold the Escrow Funds in accordance with the terms of this Agreement; otherwise, such liquidated claim ("Liquidated Claim")
                                                            ----------------
shall be deemed to have been acknowledged to be payable out of the Escrow Funds in the full amount thereof as set forth in the Notice of Claim and the Escrow Agent shall use its best efforts to pay such Liquidated Claim from the Escrow Funds to SM&A within three business days after expiration of said 30-day period. Unliquidated claims shall not be paid until liquidated. Disputes as to SM&A's good faith estimate of a claim shall be resolved as provided in Section 4.1.
                                                                -----------
The value of Escrow Funds paid to satisfy a claim under this Agreement shall be allocated pro rata among the Shareholders based on their proportionate interests in the aggregate Escrow Funds, as indicated in Schedule 3.1 hereto. With
                                               ------------
respect to each Shareholder, the amount paid to satisfy a claim under this Agreement shall be deducted from the Escrow Funds allocable to such Shareholder. If the amount of the claim exceeds the aggregate value of the Escrow Funds subject thereto, the Escrow Agent shall have no liability or responsibility for any deficiency. The parties hereto acknowledge and agree that payment of all or any portion of the Escrow Funds may not occur until the Basket Amount of $35,000, on a threshold basis, is exceeded.

     The Escrow Agent shall effect the payment of the Liquidated Claim to SM&A by wire transfer in immediately available funds to an account designed by SM&A in writing to the Escrow Agent in the Notice of Claim.

     If the Shareholder Representative shall give notice to SM&A and the Escrow Agent pursuant to Section 3.1 disputing an SM&A claim, no distribution of the
                  -----------
Escrow Funds shall be made by the Escrow Agent to SM&A or to the Shareholders of the Set Aside Amount (as defined in Section 4.1) with respect to such claim
                                    -----------
until either: (i) such disputed claim has been resolved as evidenced by a written notice executed by SM&A and the Shareholder Representative instructing the Escrow Agent as to the distribution of such Set Aside Amount or a portion thereof; or (ii) such dispute shall have been adjudicated in accordance with the arbitration procedures described in Section 4.2.
                                    -----------

Disputed Claims.
---------------

     If the Shareholder Representative shall dispute an indemnification claim of SM&A as provided in Section 3, the Escrow Agent shall set aside a portion of the
                    ---------
Escrow Funds equal to the amount of the claim as set forth in the Notice of Claim (the "Set Aside Amount"), which amount may subsequently be modified by
            ----------------
arbitration. If the Shareholder Representative shall dispute the Set Aside Amount as provided in Section 3, the Escrow Funds constituting the Set Aside
                      ---------
Amount shall be withheld pursuant to the immediately preceding sentence until otherwise determined by arbitration. The Set Aside Amount shall be allocated pro rata among the Shareholders based upon their percentage interests in the aggregate Escrow Funds, as indicated in Schedule 3.1 hereto. With respect to
                                        ------------
each Shareholder, the amount constituting the Set Aside Amount shall be deducted, to the extent necessary, from the Escrow Funds allocable to such Shareholder. In the event SM&A notifies the Escrow Agent in writing that it has made out-of-pocket expenditures or anticipates that it will incur legal expenses in connection with any such disputed claim with respect to which it is entitled to be indemnified under the Merger Agreement, a portion of the Escrow Funds equal to such reasonable incurred or anticipated expenditures shall also be set aside and added to and become a part of the Set Aside Amount; provided, that in the event that it shall be agreed (as evidenced by a written notice executed by SM&A and the Shareholder Representative as described in Section 3.3) or
                                                        -----------
determined through an arbitration proceeding described in Section 4.2 that SM&A
                                                          -----------
is not entitled to indemnification with respect to such claim or such expenses, SM&A shall not be entitled to the portion of the Escrow Funds set aside for such expenses.

     If, within 60 days after the Shareholder Representative sends a notice of a dispute, the Escrow Agent has not received written notice executed by SM&A and the Shareholder Representative to the effect that the disputed indemnification claim has been resolved, the indemnification claim shall be referred to an arbitrator chosen by agreement of the Shareholder Representative and SM&A. If no agreement is reached regarding selection of the arbitrator within 30 days after written request from either party to the other, SM&A or the Shareholder Representative may submit the matter in dispute to the Judicial Arbitration and Mediation Service, to be settled by arbitration in Orange County, California in accordance with the commercial arbitration rules of such association. SM&A and the Shareholder Representative agree to act in good faith to select mutually an arbitrator. The fees and expenses of any arbitration shall be borne equally by the Shareholders as a group and SM&A, unless and until the arbitrator determines otherwise. Any fees or expenses attributable to the Shareholders as a group shall be payable only out of the Escrow Funds. In no event shall the Escrow Agent be responsible for any fees or expenses of any party to any arbitration proceedings. The determination of the arbitrator as to the amount, if any, of the indemnification claim that is properly allowable shall be conclusive and binding upon the parties hereto and judgment may be entered thereon in any court having jurisdiction thereof, including, without limitation, any Superior Court in the State of California. The Escrow Agent shall make payments of such claim, as and to the extent allowed, to SM&A within three business days following its receipt of a copy of the arbitration award determination.

Termination and Distribution of Escrow Funds.
--------------------------------------------

     This Agreement shall terminate one (1) year after the Effective Time (as defined in Section 1.2 of the Merger Agreement) (the "Expiration Date");
                                                      ---------------
provided that this Agreement shall continue in effect until the resolution of all outstanding indemnification claims as to which the Escrow Agent has received notice pursuant to Section 3 hereof on or prior to the Expiration Date.
                   ---------

     SM&A shall provide the Escrow Agent with reasonable advance notice of the expected Expiration Date and shall confirm the occurrence of such as soon as practicable thereafter. On the Expiration Date or as soon thereafter as is practicable, the Escrow Agent shall distribute to the Shareholders based on their relative percentage interest in the Escrow Funds as indicated in Schedule
                                                                       --------
3.1 hereto the remaining Escrow Funds less (i) an amount of Escrow Funds equal
---
to any then existing Set Aside Amounts, and (ii) an amount of Escrow Funds equal to the amount specified in any Notice of Claim delivered to the Escrow Agent prior to the Expiration Date with respect to which no Set Aside Amount has yet been established and the Escrow Agent has not otherwise been instructed by SM&A and the Shareholder Representative. At such time thereafter as any remaining indemnification claim hereunder has been resolved and the Escrow Agent has received a written notice executed by SM&A and the Shareholder Representative to that effect (or a copy of an arbitration award pursuant to Section 4.2 to that
                                                           -----------
effect) and any amounts to be distributed to SM&A in connection therewith have been so distributed, the Escrow Agent shall distribute any portion of the remaining Escrow Funds withheld in respect of such claim to the Shareholders based on their relative percentage interest in such Escrow Funds, as indicated in Schedule 3.1 hereto. Upon the resolution of all outstanding indemnification
   ------------
claims hereunder, the Escrow Agent shall distribute the remaining amount, if any, of the Escrow Funds to the Shareholders based on their relative percentage interest in the Escrow Funds as indicated in Schedule 3.1 hereto and this
                                              ------------
Agreement shall terminate. The Escrow Agent shall effect such distributions of Escrow Funds in accordance with the written instructions of the Shareholder Representative.

The Escrow Agent.
----------------

     Notwithstanding anything herein to the contrary, the Escrow Agent shall promptly dispose of all or any part of the Escrow Funds as directed by a writing jointly signed by SM&A and the Shareholder Representative. The reasonable fees and expenses of the Escrow Agent (as set forth on the fee schedule attached hereto as Schedule 6.1) in connection with its performance of this Agreement
          ------------
shall be borne by SM&A. The Escrow Agent shall not be liable for any act or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Funds in its own name, except for its own negligence or willful misconduct and SM&A and the Shareholders (and with respect to each Shareholder, only to the extent of their proportionate share of the Escrow Funds) shall jointly and severally indemnify, defend and hold harmless Escrow Agent and its affiliates, agents, employees, contractors, successors and assigns from and against any and all claims, damages, demands, liens, claims of lien, losses, actions or liability of any kind or nature whatsoever, which Escrow Agent may sustain, incur or be subjected to or which may be imposed on Escrow Agent including, without limitation, reasonable attorneys' fees and litigation costs, to the extent they arise out of or are connected with this Escrow Agreement, unless arising from the negligence or willful misconduct of Escrow Agent. The provisions of this indemnification shall survive the termination of this Escrow Agreement. The Escrow Agent may decline to act and shall not be liable for failure to act if in doubt as to its duties under this Agreement. The Escrow Agent may act upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instruction hereunder, reasonably believed by it to be authorized, has been duly authorized to do so. The Escrow Agent's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, including, but not limited to, the Merger Agreement. In the event of a dispute arising out of or in connection with this Escrow Agreement involving the Escrow Agent, all legal representation required to defend the Escrow Agent shall be provided at the joint and several expense of SM&A and the Shareholders (payable out of the Escrow Funds to the extent of their proportionate share of the Escrow Funds).

     The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the parties hereto, at the addresses set forth herein or at such other address as the parties shall provide, at least 30 days prior to the date specified for such resignation to take effect. In addition, the Escrow Agent shall have the right to resign hereunder immediately by written notice to the parties hereto if the fees of Escrow Agent are not paid when due. In such event SM&A and the Shareholder Representative shall by agreement appoint a successor escrow agent within said 30 days; if SM&A and the Shareholder Representative do not agree upon the selection of a successor escrow agent within such period, the Escrow Agent may appoint a successor escrow agent. Upon the effective date of such resignation, the Escrow Funds together with all other property then held by the Escrow Agent hereunder, shall be deposited with such successor escrow agent or as otherwise shall be designated in writing by SM&A and the Shareholder Representative. In addition, the Escrow Agent shall have the right to resign hereunder immediately by written notice to the parties hereto if the fees and expenses of Escrow Agent (as set forth on the fee schedule attached hereto as Schedule 6.1) are not paid when due.
                            ------------

     In the event that the Escrow Agent should at any time be confronted with inconsistent or conflicting claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine the respective rights of such parties with respect to this Agreement and, upon doing so, the Escrow Agent shall be released from any obligations or liability to either party as a consequence of any such claims or demands. The reasonable fees and costs incurred by the Escrow Agent in interpleading said parties shall be borne equally by SM&A and the Shareholders as a group.

     The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.

Shareholder Representative.
--------------------------

     Pursuant to a Shareholder Representative Agreement and Power-of-Attorney dated of even date herewith, the Shareholders have designated Gary L. Markle, as their authorized representative and attorney-in-fact to undertaken and perform in their name and on their behalf the duties and responsibilities of the Shareholder Representative set forth in this Agreement. The Shareholder Representative accepts and agrees to discharge diligently the duties and responsibilities of the SIS Representative set forth in this Agreement. SM&A and the Escrow Agent shall be entitled to rely upon the authorization and designation of the Shareholder Representative under this Section 7.
                                                         ---------

     The Shareholder Representative is authorized to take any action he deems appropriate or necessary to carry out the provisions of, and to determine the rights of the Shareholders under, this Agreement, including without limitation, taking any action required or permitted under this Agreement to protect or enforce the Shareholders' rights to the Escrow Funds. The SIS Representative's authority includes but is not limited to:

          15.12.1 receiving all notices or other documents given or to be given pursuant to this Agreement or in connection with the transactions contemplated hereby;

          15.12.2 engaging special counsel, accountants, investment banks or other advisors;

          15.12.3 prosecuting and settling any dispute in connection with this Agreement, including without limitation the resolution of any disputes related to disbursements of the Escrow Funds; and

          15.12.4 paying all expenses incurred in connection with this Agreement and the transactions contemplated hereby out of the Escrow Funds pursuant to Sections 7.5 and 7.8 below.
                 --------------------

     In the event of the death, resignation, discharge or incapacity of the Shareholder Representative, Shareholders holding a majority in interest with respect to the Escrow Funds shall appoint a successor Shareholder Representative. Such successor Shareholder Representative shall be appointed by an instrument in writing signed by the requisite Shareholders, and such appointment shall become effective as to any such successor Shareholder Representative when such instrument shall have been delivered to such person, and that person has consented to such appointment.

     The Shareholder Representative shall keep the Shareholders reasonably informed of his decisions of a material nature.

     The reasonable expenses (including the reasonable fees and disbursements of counsel, accountants and advisors in connection with the arbitration of a disputed claim or otherwise) incurred by the Shareholder Representative in connection with his duties hereunder shall be paid for out of the Escrow Funds by the Escrow Agent as provided in Section 7.8 below and in an amount not to
                                   -----------
exceed $25,000. The Shareholder Representative shall keep adequate and reasonable books and records of his expenses. Such payment shall not affect the rights of either SM&A or the Shareholders under the Merger Agreement or Section
                                                                        -------
11 of this Agreement.
--

     The Shareholder Representative shall diligently discharge his duties and responsibilities under this Agreement. The Shareholder Representative shall not be liable to the parties hereto or any Shareholder for any action taken or omitted by the Shareholder Representative in good faith, or for any mistake of fact or law, unless caused by his own gross negligence or willful misconduct.
In no event shall the Shareholder Representative be responsible or liable for special, indirect or consequential loss or damages of any kind, regardless of the form of the action.

     The Shareholder Representative shall be entitled to treat as genuine any letter or other document furnished to him by SM&A or the Escrow Agent and reasonably believed by him to be genuine and have been signed and presented by the proper party or parties.

     The Shareholder Representative shall not be entitled to any compensation for services hereunder. To the extent the Shareholder Representative shall incur out-of-pocket costs (including the reasonable fees and disbursements of counsel, accountants and advisors in connection with the arbitration of a disputed claim or otherwise) in the performance of his duties hereunder, the Shareholder Representative shall be authorized to direct the Escrow Agent to reimburse the Shareholder Representative for such reasonable expenses out of the Escrow Funds in an amount not to exceed $25,000.

     SM&A shall be entitled to treat as genuine any letter or other document furnished to it by the Shareholder Representative or the Escrow Agent and reasonably believed by it to be genuine and have been signed and presented by the proper party or parties.

Governing Law.
-------------

     This Agreement is governed by the laws of the State of California without regard to its conflict of laws provisions, and shall inure to the benefit of and be binding upon the successors, assigns, heirs and personal representatives of the parties hereto. Service of process in any proceeding arising under this Agreement (including service of process for the institution of such proceeding) may be made by certified mail, return receipt requested, directed to the respective party in accordance with Section 10 below.
                                    ----------

Counterparts.
------------

     This Agreement may be executed in one or more counterparts, all of which documents shall be considered one and the same document.

Notices.
-------

     Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

     To SM&A:                 SM&A CORPORATION.
                              4695 MacArthur Boulevard, Eighth Floor
                              Newport Beach, California  92660
                              Attention: Chief Operating Officer
                              Telephone: 949-975-1550
                              Fax: 949-975-1624

     With a copy to:          Rutan & Tucker, LLP
                              611 Anton Boulevard, 14th Floor
                              Costa Mesa, California  92626
                              Attn:  Thomas J. Crane, Esq.
                              Telephone:  714-641-5100
                              Fax:  714-546-9035

     To SIS:              SYSTEMS INTEGRATION SOFTWARE, INC.
                              411 S. Tejon Street, Suite "G"
                              Colorado Springs, Colorado 80903
                              Telephone: (719) 578-9100
                              Fax: (719) 578-9600

     To the Shareholders:     c/o Gary L. Markle
                              SYSTEMS INTEGRATION SOFTWARE, INC.
                              411 S. Tejon Street, Suite "G"
                              Colorado Springs, Colorado 80903
                              Telephone: (719) 578-9100
                              Fax: (719) 578-9600

     To Escrow Agent:         First American Trust Company
                              2161 San Joaquin Hills Road
                              Newport Beach, California 92660
                              Attn: Elizabeth A. Markworth
                              Telephone: (949) 719-4532
                              Fax:  (714) 667-1613

Addresses may be changed by written notice given pursuant to this section. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representative.

Attorney's Fees.
---------------

     In the event of any litigation among the parties hereto (including, without limitation, any arbitration proceeding described in Section 4.2 above), the
                                                    -----------
prevailing party in such litigation or proceeding shall be entitled to recover all costs incurred in connection therewith, including, without limitation, reasonable attorneys fees, provided that the costs of any arbitration proceeding shall be allocated in the manner set forth in Section 4.2.
                                              -----------

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first stated above.

SM&A:                    SM&A CORPORATION,
                              a California corporation


                              By:
                                 --------------------------------------------
                                  Michael A. Piraino, Chief Operating Officer
                                    and President


SIS:                          SYSTEMS INTEGRATION SOFTWARE, INC.,
                              a Delaware corporation


                              By:
                                 --------------------------------------------
                                  Gary L. Markle, President


ESCROW AGENT:                 FIRST AMERICAN TRUST COMPANY


                              By:
                                 --------------------------------------------
                                  Its:
                                      ---------------------------------------

                              By:
                                 --------------------------------------------
                                  Its:
                                      ---------------------------------------


SHAREHOLDER REPRESENTATIVE:


                                 -----------------------------------------
                                              Gary L. Markle



            [SIGNATURES OF SHAREHOLDERS CONTAINED ON FOLLOWING PAGE]

SHAREHOLDERS:



___________________________________           ________________________________
     Gary L. Markle                                 Edward L. Knoll


___________________________________           ________________________________
     Maryanne Markle                                Debbie K. Knoll


___________________________________           ________________________________
     John A. Gloriod                                Karen Renee Olsen


___________________________________           ________________________________
     Rebecca H. Gloriod                             David E. Olsen


__________________________________
     Charles F. Baird


__________________________________
     Carolyn F. Baird


__________________________________
     Michael G. Hill


__________________________________
     Lynette K. Hill

                                 SCHEDULE 3.1

                               ESCROW INTERESTS
                               ----------------


                                    Percentage
 Name of Shareholder                Interest In           Escrow Funds
 -------------------                                      ------------

 GARY L. AND MARYANNE MARKLE          22.66 %

 JOHN A. AND REBECCA H. GLORIOD       13.84

 CHARLES F. AND CAROLYN F. BAIRD      17.64

 MICHAEL G. AND LYNETTE K. HILL       17.25

 EDWARD L. AND DEBBIE K. KNOLL        17.17

 KAREN RENEE OLSEN                     5.72

 DAVID E. OLSEN                        5.72
                                     ------
                                     100.00 %